UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 21, 2005


                             Mid Penn Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

Pennsylvania                                       1-13677                                           25-1666413
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(State or other                                  (Commission                                    (IRS Employer
jurisdiction of                                  File Number)                                   Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                             17061
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(Address of principal executive offices)                             (Zip Code)

                                 (717).692.2133
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 21, 2005, the Board of Directors of Mid Penn Bancorp, Inc. ("Corporation") and Mid Penn Bank ("Bank") elected William A. Specht, III and Robert C. Grubic to serve as directors of the Corporation and of the Bank. Committee assignments have not yet been determined.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    MID PENN BANCORP INC.


Date:  December 27, 2005                            By: /s/ Alan Dakey
                                                        -----------------------
                                                        Title:  President and
                                                        Chief Executive Officer